UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 25, 2007 (April 1, 2007)

BlastGard International, Inc.
(Exact name of registrant as specified in its charter)

Colorado	333-47294	84-1506325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12900 Automobile Blvd., Suite D, Clearwater, Florida	33762
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (727) 592-9400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry into a Material Definitive Agreement

As part of the financing described in Item 3.02 below, the holders of our December 2004 Debt have waived their right of first refusal and renegotiated their agreements and warrants so that their debt will be due in March 2008 and will be convertible at $.30 per share and their Class A and Class B Warrants will have a reduced exercise price of $.45 and their Class F Warrants will have a reduced exercise and call price of $.50 and $.73 per share, respectively. While the Class F Warrants would have entitled them to an adjustment in the number of shares while lowering the exercise price to the new deal price of $.30, the holders of December 2004 Debt have waived these further rights. Also as part of the financing, certain other holders of our Class C, Class D, Class E and Class F warrants to purchase 72,000 shares, 72,000 shares, 36,000 shares and 104,000 shares, respectively, also agreed to lower their exercise price of their classes of warrants to $.45 per share ($.50 per share in the case of the Class F Warrant with a new call price of $.73 per share) and to permanently waive their right of first refusal.

The holders of our June 2006 Debt have entered into an agreement (the “Purchase Agreement”) with the Company’s new Chief Operating Officer (see Item 5.02) to sell him and his assignees our debt in the principal amount of $1,200,000 and their Class C, Class D, Class E and Class F warrants to purchase 1,200,000 shares, 1,200,000 shares, 600,000 shares and 1,066,666 shares, respectively. In connection with this transaction, we agreed to issue an aggregate of 150,000 shares of restricted common stock to the holders of our June 2006 debt and to grant them piggyback registration rights.  As a result of the our financing described in Item 302, the conversion price of the June 2006 debt and the exercise price of all of the aforementioned classes of warrants, held by the holders of the 2006 debt, will be adjusted to $.30 per share and the warrants would have an adjustment to the number of shares into which the warrants are exercisable (the “Warrant Share Adjustment”).  However, our Chief Operating Officer, namely, Andrew McKinnon, has indicated to the Board, that upon his closing on the Purchase Agreement, he will cancel the Class D and Class E Warrants, he will raise the exercise price of the Class C and Class F Warrants to $.55 per share (with a call price on the Class F Warrants of $.73 per share) and will waive the Warrant Share Adjustment to the Class C and Class F Warrants.

New Employment Contracts with Executive Officers

Effective April 1, 2007, subject to the completion of the financing described in item 3.02, we entered into new employment agreements with each of our executive officers, namely, Andrew McKinnon, James F. Gordon, John L. Waddell, Jr., Michael J. Gordon and Kevin J. Sharpe. Each agreement is identical to the other, except in terms of compensation. For a summary of the new employments contracts with each of our five executive officers, reference is made to our recently filed Form 10-KSB for our fiscal year ended December 31, 2006, which is incorporated herein by reference.

Item 3.02.

Unregistered Sales of Equity Securities.

The Registrant has a plan of financing to sell shares of its unregistered Common Stock at $.30 per share and to issue Warrants exercisable at $.45 per share. This Offshore offering to non-US Persons is ongoing. To date, the Company has raised $2,466,810.40 and issued and sold 8,222,702 shares of Common Stock and Warrants to purchase 4,111,351 shares of its Common Stock, exclusive of broker warrants to purchase 10% of the securities sold. Exemption from registration is claimed under Regulation S of the Securities Act of 1933, as amended. The aforementioned securities have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The securities being sold pursuant to the plan of financing contain certain registration rights and penalty warrants for failure to meet certain registration or trading conditions by October 15, 2007.

The Registrant has a plan of financing to sell shares of its unregistered Common Stock at $.30 per share and to issue Warrants exercisable at $.45 per share. This Regulation D offering is ongoing. To date, the Company has raised $510,000 and issued and sold 1,700,000 shares of Common Stock and Warrants to purchase 850,000 shares of its Common Stock. Exemption from registration is claimed under Rule 506 of Regulation D promulgated under Section 4(2) of the Securities Act of 1933, as amended. The aforementioned securities have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The securities being sold pursuant to the plan of financing contain certain registration rights and penalty warrants for failure to meet certain registration or trading conditions by October 15, 2007.

Item 5.02.

Appointment of Principal Officers

 (c)

Effective April 1, 2007, Andrew McKinnon became Chief Operating Officer. John L. Waddell, Jr., formerly our Chief Operating Officer, will remain as President of the Company.  Prior to Mr. McKinnon’s appointment as Chief Operating Officer, he has not had any transactions with the Company.  His biographical information is contained in our Form 10-KSB for our fiscal year ended December 31, 2006, which is incorporated herein by reference.

Item 7.01.

Regulation FD Disclosure

On April 25, 2007, the Company issued a press release to announce the financing. A copy of the press release is attached as an exhibit hereto.

Item 9.01.

Financial Statements and Exhibits.

Exhibit

Description

99.1

Press release dated April 25, 2007. (Filed herewith.)

10.1

Waiver Agreement, dated April 18, 2007. (Filed herewith.)

10.2

Fourth Waiver and Modification Agreement, dated March 20, 2007. (Filed herewith.)

10.3

Management Committee Charter, dated March 23, 2007. (Filed herewith.)

10.4

Employment Agreement for John L. Waddell, Jr., dated April 1, 2007. (Filed herewith.)

10.5

Employment Agreement for James F. Gordon, dated April 1, 2007. (Filed herewith.)

10.6

Employment Agreement for Andrew McKinnon, dated April 1, 2007. (To be filed by amendment.)

10.7

Employment Agreement for Kevin J. Sharpe, dated April 1, 2007. (Filed herewith.)

10.8

Employment Agreement for Michael J. Gordon, dated April 1, 2007. (Filed herewith.)

10.9

Source Capital March 9, 2007 and April 12, 2007 Waiver Agreements (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLASTGARD INTERNATIONAL, INC.
April 25, 2007	By: /s/ James F. Gordon
James F. Gordon, Chief Executive Officer